MedAvail Appoints Ramona Seabaugh as Chief Financial Officer

MISSISSAUGA, Ontario and PHOENIX, Ariz. – September 20, 2021 – MedAvail Holdings, Inc. (Nasdaq: MDVL) (“MedAvail” or the “Company”), a technology-enabled pharmacy company, today announced the appointment of Ramona Seabaugh as Chief Financial Officer effective September 20, 2021. As a key member of MedAvail’s executive leadership team, Ms. Seabaugh will lead the Company’s financial operations.

“Ramona’s pharmacy industry expertise and extensive financial leadership experience will be invaluable in executing our strategy to drive operational and financial performance,” said Ed Kilroy, President and Chief Executive Officer of MedAvail. “I am pleased to welcome Ramona to our team, as we continue to expand into new geographies and transform the pharmacy experience for seniors.”

Ms. Seabaugh brings to MedAvail more than 20 years of experience with pharmacy and healthcare services organizations leading strategic growth initiatives. She most recently served as Vice President of Finance at Vixxo Corporation, a facilities management company. Prior to Vixxo, Ms. Seabaugh served as the Vice President of Finance at Ascension Pharmacy Services, a division within one of the largest non-profit health systems in the United States. Previously, she was appointed as Chief Financial Officer of Banner Pharmacy Services, a division within Banner Health. Earlier in her career, Ms. Seabaugh held various leadership positions in finance, including with Millennium Pharmacy Systems, Walgreens Company, Astellas Pharma and Caremark Rx. She holds a Bachelor of Science in Finance from the University of Wisconsin and an MBA from Lake Forest Graduate School.

“MedAvail has a unique embedded pharmacy model and a tremendous market opportunity with Medicare beneficiaries,” said Ms. Seabaugh. “I look forward to helping the team accelerate MedAvail’s growth and create additional value for MedAvail shareholders.”

About MedAvail
MedAvail Holdings, Inc. (NASDAQ: MDVL) is a technology-enabled pharmacy organization, providing turnkey in-clinic pharmacy services through its proprietary robotic dispensing platform, the MedAvail MedCenter, and home delivery operations, to Medicare clinics. MedAvail helps patients to optimize drug adherence, resulting in better health outcomes. Learn more at www.medavail.com.

Forward Looking Statements
Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "project," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding MedAvail's business strategy and market opportunity; potential future revenue projections and expectations for growth; expansion plans;

and customer partnerships; and perception of the regulatory landscape. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MedAvail's management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the uncertainty in the timing or receipt of regulatory approvals; changes in competitive conditions prevailing in the healthcare sector; the availability of capital; and the other risks discussed under the heading "Risk Factors" in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on March 31, 2021 and our Quarterly Report on Form 10-Q, filed with the SEC on August 12, 2021, and other documents MedAvail files with the SEC in the future. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and MedAvail specifically disclaims any obligation to update these forward-looking statements.

Contacts:

Investor Relations
Caroline Paul
Gilmartin Group
ir@medavail.com

SOURCE MedAvail Holdings Inc.